UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	TAST	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On January 16, 2024, Carrols Restaurant Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Restaurant Brands International Inc., a corporation existing under the laws of Canada (“RBI”), and BK Cheshire Corp, a Delaware corporation and subsidiary of RBI. (“Merger Sub”, and together with RBI, the “Buyer Parties”), providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

A special transaction committee (the “Special Committee”) of independent and disinterested members of the Company’s board of directors (the “Company Board”) unanimously adopted resolutions recommending that the Company Board approve and adopt the Merger Agreement and the transactions contemplated thereby and agreeing to recommend that the Unaffiliated Company Stockholders adopt the Merger Agreement. Thereafter, the Company Board unanimously approved the Merger Agreement and agreed to recommend that the stockholders of the Company adopt the Merger Agreement. The Special Committee determined that the Merger Agreement and the transaction contemplated thereby are advisable and in the best interest of the Company and the Unaffiliated Company Stockholders. The Company Board determined that the Merger Agreement and the transactions contemplated thereby are advisable and in the best interest of the Company and its stockholders.

At the effective time of the Merger (the “Effective Time”):

●	each share of common stock, par value $0.01 per share of the Company (the “Carrols Common Stock”) outstanding immediately prior to the Effective Time (other than shares of Carrols Common Stock that are (A)(1) held by the Company and its Subsidiaries; (2) owned by RBI or Merger Sub; or (3) owned by any direct or indirect Subsidiary of RBI or Merger Sub as of immediately prior to the Effective Time (the “Owned Carrols Shares”), or (B) issued and outstanding as of immediately prior to the Effective Time and held by stockholders of the Company who have neither voted in favor of the Merger nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Carrols Common Stock in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “Dissenting Shares”)) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $9.55, without interest thereon (the “Merger Consideration”);

●	each Owned Carrols Share outstanding immediately prior to the Effective Time will remain issued and outstanding as a share of common stock of the surviving corporation; and

●	each share of Series D Preferred Stock outstanding as of immediately prior to the Effective Time will remain issued and outstanding as a share of Series D Preferred Stock of the surviving corporation, on the terms set forth in the Series D Certificate of Designation.

The Merger Agreement also provides that, at the Effective Time, by virtue of the Merger:

●	each award of restricted stock of the Company issued under the Company Equity Plans, other than a Carrols PSA (as defined below) (“Carrols RSA”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Carrols Common Stock subject to such Carrols RSA, multiplied by (ii) the Merger Consideration, subject to any applicable withholding Taxes payable in respect thereof;

●	each award of restricted stock of the Company granted under the Company Equity Plans whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (“Carrols PSA”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time shall be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Carrols Common Stock subject to such Carrols PSA (with any performance conditions deemed to be earned based on target performance), multiplied by (ii) the Merger Consideration, subject to any applicable withholding Taxes payable in respect thereof;

●	each restricted stock unit award granted under the Company Equity Plans, other than a Carrols PSU (as defined below) (“Carrols RSU”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time shall be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Carrols Common Stock subject to such Carrols RSU (together with any accrued and unpaid dividends or dividend equivalents corresponding to such Carrols RSU), multiplied by (ii) the Merger Consideration, subject to any applicable withholding Taxes payable in respect thereof;

●	each restricted stock unit award granted under the Company Equity Plans whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (“Carrols PSU”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time shall be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Carrols Common Stock subject to such Carrols PSU (together with any accrued and unpaid dividends or dividend equivalents corresponding to such Carrols PSU) (with any performance conditions deemed to be earned based on the greater of “target” or “actual” performance, as measured through the Effective Time and extrapolated over the full performance period, provided, that, if the Effective Time occurs on or prior to December 31, 2024, the performance conditions for the Carrols PSUs granted in 2024 shall be deemed to be earned based on target performance), multiplied by (ii) the Merger Consideration, subject to any applicable withholding Taxes payable in respect thereof; and

●	each option to purchase shares of Carrols Common Stock granted under the Company Equity Plans (“Carrols Option”), whether vested or unvested, that is unexpired, unexercised, and outstanding as of immediately prior to the Effective Time shall be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Carrols Common Stock subject to such Carrols Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable per share exercise price under such Carrols Option, subject to any applicable withholding Taxes payable in respect thereof (provided that any Carrols Option that is not in-the-money shall be cancelled immediately upon the Effective Time without payment or consideration).

If the Merger is consummated, the Carrols Common Stock will be delisted from The NASDAQ Global Market and deregistered under the Securities Exchange Act of 1934, as amended, as promptly as practicable following the Effective Time.

Consummation of the Merger is subject to certain conditions set forth in the Merger Agreement, including, but not limited to, the: (A) affirmative vote of the holders of (i) a majority of all of the outstanding shares of Company capital stock to adopt the Merger Agreement and (ii) a majority of all of the outstanding shares of Carrols Common Stock held by the Unaffiliated Company Stockholders to adopt the Merger Agreement; (B) expiration or termination of any waiting periods (and any extensions thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (C) absence of any law or order in the United States restraining, enjoining or otherwise prohibiting the Merger; and (D) absence of a Company Material Adverse Effect.

From the execution of the Merger Agreement until 11:59 p.m., Eastern time, on the date that is 30 days after the date of the Merger Agreement (the “No-Shop Period Start Date”), the Company and its representatives have the right to:

(i)	solicit, initiate, propose, knowingly encourage or facilitate, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal;
(ii)	furnish to any Person (and its representatives and financing sources), subject to the terms and obligation of an Acceptable Confidentiality Agreement, any non-public information relating to the Company or its Subsidiaries with the intent to induce the making, submission or announcement of, or to knowingly encourage or facilitate, any proposal or inquiry that constitutes, is reasonably expected to lead to, an Acquisition Proposal; and
(iii)	participate or engage in discussions or negotiations with any such Person (and such representatives and financing sources) with respect to an Acquisition Proposal.

From the No-Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an Acquisition Proposal if the Special Committee of the Company’s Board of Directors determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal, and the failure to take such actions would be inconsistent with its fiduciary duties pursuant to applicable law.

The Merger Agreement contains certain termination rights for the Company, on the one hand, and the Buyer Parties, on the other hand. Upon termination of the Merger Agreement under specified circumstances, including the Company terminating the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal or RBI terminating the Merger Agreement due to the Company’s Board of Directors’ withdrawal of its recommendation to the Company’s stockholders in favor of the Merger, the Company will be required to pay RBI a termination fee of $19,000,000 (or, if termination occurs in certain circumstances prior to the No-Shop Period Start Date, $9,500,000). The termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, an Acquisition Proposal for an Acquisition Transaction is publicly announced or disclosed and such Acquisition Transaction is consummated or the Company enters into an agreement providing for the consummation of such Acquisition Transaction within one year of the termination. In addition to the foregoing termination rights, and subject to certain limitations, the Company or RBI may terminate the Merger Agreement if the Merger is not consummated by November 30, 2024.

Each of RBI, Merger Sub and the Company made customary representations and warranties in the Merger Agreement and agreed to customary covenants, including, among others, a covenant on the part of the Company regarding the operation of the business of the Company and its Subsidiaries prior to the consummation of the Merger. The Merger Agreement also provides that the Company, on the one hand, or the Buyer Parties, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Merger if the conditions set forth in the Merger Agreement are satisfied.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific date therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company filed or will file with the Securities and Exchange Commission (“SEC”).

Voting Agreement

On January 16, 2024, RBI entered into a Voting Agreement (the “Voting Agreement”) with Cambridge Franchise Holdings, LLC, Alexander Sloane and Matthew Perelman (collectively, the “Cambridge Signatories”), pursuant to which the Cambridge Signatories have agreed, among other things, to vote their shares of Carrols Common Stock (A) in favor of (i) the adoption of the Merger Agreement and the Merger, (ii) the approval of any proposal to adjourn the special meeting of the Company’s stockholders to a later date, if there are not sufficient affirmative votes (in person or by proxy) to obtain the Requisite Stockholder Approval and RBI proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (iii) any other matter or action necessary for the consummation of the transactions contemplated by the Merger Agreement, and (B) against (i) any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company in the Merger Agreement or result in any condition of the Merger not being satisfied prior to the Termination Date, (ii) any Acquisition Proposal or (iii) approval of any other proposal, transaction, agreement or action that would reasonably be expected to prevent, materially delay or materially impede the consummation of the Merger or any other transactions contemplated by the Merger Agreement.

The Voting Agreement will terminate upon the earlier to occur of (A) the Effective Time, (B) the termination of the Merger Agreement in accordance with its terms, and (C) the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the prior written consent of the Cambridge Signatories, that (i) diminishes the Merger Consideration to be received by the stockholders of the Company, (ii) changes the form in which the Merger Consideration is payable to the stockholders of the Company, (iii) extends the Termination Date or (iv) imposes any additional conditions on the Cambridge Signatories’ rights to receive the Merger Consideration.

From the execution of the Voting Agreement until the termination of the Voting Agreement, the Cambridge Signatories will be subject to customary transfer restrictions with respect to their shares of Carrols Common Stock.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Voting Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 16, 2024, by and among Restaurant Brands International Inc., BK Cheshire Corp., and Carrols Restaurant Group, Inc.*
2.2	Voting Agreement, dated as of January 16, 2024, by and among Restaurant Brands International Inc., Cambridge Franchise Holdings, LLC, Alexander Sloane, and Matthew Perelman
99.1	Press Release, dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with an affiliate of RBI (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of RBI to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against RBI, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://www.carrols.com/ or by contacting the Company’s Investor Relations Team at InvestorRelations@carrols.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of January 16, 2024, among the Company, RBI, and Merger Sub, which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: January 16, 2024	By:	/s/ Deborah M. Derby
	Name:	Deborah M. Derby
	Title:	President and Chief Executive Officer

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